Exhibit 10.1

ADVAXIS, Inc.

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

This Amendment No. 1, dated as of September 12, 2022 (this “Amendment”), is made to the Employment Agreement, dated as of April 10, 2018 (the “Agreement”), by and between Advaxis, Inc., a Delaware corporation (the “Company”), and Kenneth A. Berlin (“Executive”). Each capitalized term used but not otherwise defined herein shall have the meaning ascribed to such term in the Agreement.

WHEREAS, the Company and Executive desire to amend the Agreement as set forth herein effective as of the date hereof for the purpose of changing the terms of the Agreement as set forth herein and reaffirming the other terms and provisions of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

AMENDMENT PROVISIONS

1. The Agreement is hereby amended as of the date hereof as set forth below:

(a)	The first sentence of Section 4(b)(1)(i) of the Agreement shall be amended to read as follows (with deleted text shown as ~~stricken~~ and new text shown as double underscored):

equal monthly installments at 1.25 times the applicable Base Salary rate then in effect, as determined on the first day of the calendar month immediately preceding the day of termination, to be paid beginning on the first day of the month following such Termination Date and continuing for fifteen (15) ~~twelve (12)~~ months following the Termination Date (the “Non-CIC Severance Period”).

(b)	Section 4(b)(1)(ii) of the Agreement shall be amended so that the reference in the second sentence to “twelve (12) months” shall be replaced by “fifteen (15) months.”

(c)	Section 4(b)(2)(i) of the Agreement shall be amended so that the reference to “1.75 times” shall be replaced by “2.0 times.”

(d)	Section 4(b)(2)(ii) of the Agreement shall be amended so that both references to “twenty-one (21) months” shall be replaced by “twenty-four (24) months.”

GENERAL PROVISIONS

2. Except to the extent of the changes described in Section 1 above, the Agreement shall remain in full force and effect and any dispute under this Amendment shall be resolved in accordance with the terms of the Agreement.

3. This Amendment shall in all respects be interpreted, enforced, and governed by and continued and enforced in accordance with the internal substantive laws (and not the laws of choice of laws) of the State of New Jersey applicable to contracts entered into and to be performed in New Jersey.

4. This Amendment, to the extent signed and delivered by means of a photographic, photostatic, facsimile, portable document format (.pdf), or similar reproduction of such signed writing using a facsimile machine or electronic mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute the original form thereof and deliver it to all other parties. No party hereto shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

5. Unless the context otherwise requires, any other document or agreement that refers to the Agreement shall be deemed to refer to the Agreement, giving effect to this Amendment (and any other amendments to the Agreement made from time to time pursuant to its terms).

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IN WITNESS WHEREOF, each of the undersigned ratifies and approves this Amendment No. 1 to the Employment Agreement by and between Advaxis, Inc., a Delaware corporation (the “Company”), and Kenneth A. Berlin (“Executive”).

advaxis, Inc.

By:	/s/ Igor Gitelman
Name:	Igor Gitelman
Title:	Interim CFO

EXECUTIVE

/s/ Kenneth A. Berlin
Kenneth A. Berlin

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